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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Form on form 10-Q of Women's Golf Unlimited, Inc. (the "Company") for the period ending March 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report), I Douglas A. Buffington, Director, President, Chief Financial Officer, Chief Operating Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (3)      The Report fully complies with the requirements of
                           section 13 (a) or 15(d) of the Securities Exchange Act of 1934 ; and
                  (4) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations for the Company.

/s/ Douglas A. Buffington
-----------------------------------
Director, President, Chief
Financial Officer, Chief Operating
 Officer and Treasurer
May 14, 2003